UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHNGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2004

INVESTNET, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-33097 (Commission File Number)	87-0650263 (IRS Employer Identification Number)

900-789 West Pender Street, Vancouver, British Columbia V6C 1H2 (Address of Principal Executive Offices)	110004 (Zip Code)

Registrant’s telephone number, including area code (604) 685-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

As used in this report, "we", "us", "our", “Company” or “IVNE” refer to Investnet, Inc., a Nevada corporation.

On December 30, 2004, we completed the sale of our interest in Advance Tech (Asia) Limited (“Advance Tech”) to Leading Management Limited (the “Buyer”).  The interest sold consisted of 97.6% of the issued and outstanding stock of Advance Tech.  The transaction was completed pursuant to the terms of an Agreement for Sale of Stock signed on November 11, 2004.   A copy of the Agreement for Sale of Stock is attached as an Exhibit to this Current Report on Form 8-K.

In conjunction with the closing, Buyer agreed to assume and pay, and to hold us harmless from liability on the Seller’s obligation to Advance Tech, which previously had been shown on our balance sheet as an amount due to a related company.   Also, with the transfer of our ownership interest in Advance Tech to the Buyer, the Buyer and Advance Tech, agreed to jointly and severally indemnify and hold the Company harmless from and against any and all bank loans, mortgages, borrowings, liabilities, obligations, damages, losses, deficiencies, costs, penalties, inter-company debts, interests and expenses (collectively "Liabilities") existing in or arising out the operations of Advance Tech on or before the date of the Agreement.

In conjunction with Closing under the Agreement, Advance Tech executed necessary agreements to transfer ownership of its intellectual property rights in certain software products to us. Also in conjunction with Closing under the Agreement, in addition to transfer of our ownership interest in Advance Tech, we issued 10,000 shares of Series A Preferred Stock to the Buyer.  In all matters coming before the shareholders of the Company for a vote, each holder of Series A Preferred Stock is entitled to 1,460 votes for each share of Series A Preferred Stock standing in his or her name on the books of the Company.  In all other respects, the Series A Preferred Stock has the same rights as our issued and outstanding common stock.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

 (a)

Financial Statements of Businesses Acquired.

N/A

(b)

Pro Forma Financial Information.

The pro forma consolidated financial information regarding the spin off of Advance Tech, which is required to be filed as part of this Current Report on Form 8-K is not currently available.  Such financial information shall be filed by amendment to this report on Form 8-K.

(c)

Exhibits.

2.1

The Agreement of Sales of Stock signed between the Company and Leading Management Limited on November 11, 2004.

3(i)

 Certificate of Designation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVESTNET, INC. (Registrant)

Date: December 30, 2004	By: /s/ Terence Ho, Chief Financial Officer

3